Offerings - Offering: 1	Apr. 01, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 37,950,621.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 5,240.98
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 1,531,037 Shares outstanding (approximately 25.00% of the net assets of the Fund as of March 31, 2026).